SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                         Preformed Line Products Company
             (Exact name of registrant as specified in its charter)

             Ohio                        0-31164                 34-0676895
(State or other jurisdiction        (Commission File           (IRS Employer
        of incorporation                 Number)             Identification No.)

             660 Beta Drive
         Mayfield Village, Ohio                                     44143
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (440) 461-5200


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ITEM 9.  REGULATION  FD  DISCLOSURE  (Information  furnished  in this  Item 9 is
Furnished under Item 12)

      In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing. On July 29, 2003, Preformed Line Products Company issued a press release announcing earnings for the three and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PREFORMED LINE PRODUCTS COMPANY

                                         /s/ Eric R. Graef
                                         ---------------------------------------
                                         Eric R. Graef, Vice President - Finance
                                         and Treasurer

DATED: July 29, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press release dated July 29, 2003, announcing earnings for the three and six months ended June 30, 2003.